UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



Date of Report (Date of earliest event reported): November 11, 2003
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                       MICRONETICS, INC.
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       (Exact name of registrant as specified in its charter)



Delaware                         0-17966       22-2063614
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(State or other jurisdiction    (Commission   (IRS Employer
of incorporation)                File Number)  Identification No.)


26 Hampshire Drive    Hudson,   NH                   03051
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (603) 883-2900
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(Former name or former address, if changed since last report.)



The information in this report, including the exhibit, is provided under Item 12 of Form 8-K and, pursuant to General Instruction B.6. thereafter, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section. Furthermore, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.


Item 7.   Financial Statements And Exhibits.

(c)  Exhibits.

Exhibit 99.1   Text of Press Release issued by Micronetics, Inc.
               dated November 11, 2003.


Item 12.  Results of Operations and Financial Condition.

On November 11, 2003, Micronetics, Inc. issued a press release announcing its financial results for its fiscal quarter ended
September 30, 2003.  A copy of the press release is furnished as
Exhibit 99.1 to this report.


                       SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MICRONETICS, INC.


Dated: November 13, 2003      By:/s/David Robbins
                                 ------------------------
                                 David Robbins, President





                         EXHIBIT INDEX



Exhibit 99.1        Press Release dated November 11, 2003.